UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 21, 2010

AGILENT TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15405	77-0518772
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5301 Stevens Creek Boulevard, Santa Clara, CA	95051
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (408) 553-2424

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

On January 21, 2010, the European Commission announced that they have granted conditional antitrust clearance of the proposed acquisition of Varian, Inc. (“Varian”) by Agilent Technologies, Inc. (“Agilent”). As part of the European Commission’s clearance decision, Varian and Agilent have committed to sell Varian’s laboratory gas chromatography (GC) business; Varian’s triple quadrupole gas chromatography-mass spectrometry (GC-MS triple quad) business; Varian’s inductively-coupled plasma-mass spectrometry (ICP-MS) business; and Agilent’s micro gas chromatography (micro GC) business.

A copy of the press release issued by Agilent and Varian regarding the European Commission’s conditional clearance and other matters relating to the acquisition of Varian by Agilent is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

The following is filed as an exhibit to this report:

Exhibit No.	Description
99.1	Press release dated January 21, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILENT TECHNOLOGIES, INC.

	By:	/s/ Stephen D. Williams
	Name:	Stephen D. Williams
	Title:	Vice President, Assistant General Counsel and
Assistant Secretary

Date: January 22, 2010

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated January 21, 2010.